                                                                    EXHIBIT 24.1

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

                 WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a proxy statement/prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), relating to the registration under the Act of shares of common stock, par value $.10 per share, of the Company to be issuable in connection with the Agreement and Plan of Merger, dated as of April 14, 1998, among Pennzoil Company, a Delaware corporation, the Company, Downstream Merger Company, a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), and Quaker State Corporation, a Delaware corporation ("Quaker State"), pursuant which Merger Sub will be merged with and into Quaker State, with Quaker State surviving as a wholly owned subsidiary of the Company;

                 NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES W. SHADDIX and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of August, 1998.





                                                   /s/     DAVID P. ALDERSON II
                                                   -----------------------------
                                                   David P. Alderson II

                          PENNZOIL PRODUCTS COMPANY

                              POWER OF ATTORNEY

                 WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a proxy statement/prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), relating to the registration under the Act of shares of common stock, par value $.10 per share, of the Company to be issuable in connection with the Agreement and Plan of Merger, dated as of April 14, 1998, among Pennzoil Company, a Delaware corporation, the Company, Downstream Merger Company, a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), and Quaker State Corporation, a Delaware corporation ("Quaker State"), pursuant which Merger Sub will be merged with and into Quaker State, with Quaker State surviving as a wholly owned subsidiary of the Company;

                 NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES W. SHADDIX and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of August, 1998.





                                                   /s/     JAMES W. SHADDIX
                                                   -----------------------------
                                                   James W. Shaddix

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY
                 WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a proxy statement/prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), relating to the registration under the Act of shares of common stock, par value $.10 per share, of the Company to be issuable in connection with the Agreement and Plan of Merger, dated as of April 14, 1998, among Pennzoil Company, a Delaware corporation, the Company, Downstream Merger Company, a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), and Quaker State Corporation, a Delaware corporation ("Quaker State"), pursuant which Merger Sub will be merged with and into Quaker State, with Quaker State surviving as a wholly owned subsidiary of the Company;

                 NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES W. SHADDIX and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of August, 1998.





                                                   /s/     JAMES L. PATE
                                                   -----------------------------
                                                  James L. Pate